UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2010
PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 541-7777
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On June 30, 2010, Pinnacle Entertainment, Inc. (the “Company”) completed the sale of its Argentine businesses for approximately $40 million in cash. As previously reported by the Company in a Form 8-K filed on April 29, 2010, Casino Magic Corp. and Casino Magic Management Services Corp. (collectively, the “Sellers”) entered into a Sale and Purchase Agreement, dated April 29, 2010 (the “Agreement”) with Casino Club S.A., Da Silvano S.A., Compañía Gerenciadora de Inversiones S.A. and Correon S.A. (collectively, the “Buyers”). Pursuant to the terms of the Agreement, the Buyers agreed to purchase from the Sellers all of the outstanding shares of Casino Magic Neuquén S.A., which operated the Company’s Argentine businesses. The Sellers are wholly-owned subsidiaries of the Company.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.
Item 8.01. Other Events.
On July 7, 2010, the Company issued a press release regarding the closing of the sale of Casino Magic Neuquén S.A. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2010, and the unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2009 and for three months ended March 31, 2010, giving effect to the disposition of Casino Magic Neuquén S.A. are being filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1
Sale and Purchase Agreement, dated April 29, 2010, between Casino Magic Corp., Casino Magic Management Services Corp., Casino Club S.A., Da Silvano S.A., Compañía Gerenciadora de Inversiones S.A. and Correon S.A.

Exhibit 99.1	Press release dated July 7, 2010 issued by Pinnacle Entertainment, Inc.

Exhibit 99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: July 7, 2010	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 2.1
Sale and Purchase Agreement, dated April 29, 2010, between Casino Magic Corp., Casino Magic Management Services Corp., Casino Club S.A., Da Silvano S.A., Compañía Gerenciadora de Inversiones S.A. and Correon S.A.

Exhibit 99.1	Press release dated July 7, 2010 issued by Pinnacle Entertainment, Inc.

Exhibit 99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

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